UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 14, 2017 (February 13, 2017)

AG Mortgage Investment Trust, Inc.

Maryland	001-35151	27-5254382
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

245 Park Avenue, 26th floor

New York, New York 10167

(212) 692-2000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01	Other Events.

On February 14, 2017, AG Mortgage Investment Trust, Inc. (the “Company”) announced that Jonathan Lieberman, the Company’s President and Chief Investment Officer and a member of the Board of Directors of the Company (the “Board”), stepped down as Chief Investment Officer of the Company as of February 13, 2017. Mr. Lieberman will continue in his role as President of the Company and will continue to serve as a Board member.

Mr. Lieberman will also remain with Angelo, Gordon & Co., L.P., the parent of the Company’s external manager (“Angelo, Gordon”), where he has been named co-head of a newly combined Structured Credit Platform and where he will focus on the strategic direction of that business. The Structured Credit Platform brings together Angelo, Gordon’s Commercial Real Estate Debt business and Residential and Consumer Debt business.

The Board appointed David Roberts, the Company’s Chief Executive Officer and Chairman of the Board, to the position of Chief Investment Officer, effective as of February 13, 2017. The Company’s portfolio will be co-managed by Thomas (TJ) Durkin and Yong Joe, head trader and head of quantitative research, respectively, of Angelo, Gordon’s Residential and Consumer Debt business. TJ and Yong, both Managing Directors and partners of Angelo, Gordon, joined Jonathan at Angelo, Gordon in 2008. They have helped him manage the Company’s portfolio since the Company’s inception in 2011, over time assuming significant managerial responsibility. They will help lead a team of over 20 Angelo, Gordon professionals who will continue to direct the Company’s investments.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on the beliefs and assumptions of management of the Company at the time of such statements and are not guarantees of future performance. Forward-looking statements involve risks and uncertainties in predicting future results and conditions. Actual results could differ materially from those projected in these forward-looking statements due to a variety of factors. Additional information concerning these and other risk factors are contained in the Company’s filings with the Securities and Exchange Commission (“SEC”). Copies are available free of charge on the SEC’s website, http://www.sec.gov/, including its most recent Annual Report on Form 10-K and subsequent filings. All information in this Current Report on Form 8-K is as of February 14, 2017. The Company undertakes no duty to update any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AG MORTGAGE INVESTMENT TRUST, INC.

Date: February 14, 2017	By:	/s/ Raul E. Moreno
Name: Raul E. Moreno
Title: General Counsel and Secretary